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                                  Exhibit 10.51

     [Subordination Agreement dated December 2, 1998 between the Registrant and Galen Partners III, L.P., as Agent]


                                                                 Execution Copy

                             SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of the 2nd day of December, 1998, by and among GALEN PARTNERS III, L.P., a Delaware limited partnership ("Galen"), acting in its capacity as agent on behalf of certain lenders (in such capacity, the "Lenders' Agent"), including Galen (each, a "Lender", collectively, the "Lenders") in connection with and pursuant to a certain Amended, Restated and Consolidated Bridge Loan Agreement dated as of the date hereof and executed simultaneously herewith, (together with Schedules and Exhibits thereto, as the same may be amended, extended, modified, restated or supplemented, the "Consolidated Bridge Loan Agreement"); GALEN, acting in its capacity as agent on behalf of certain purchasers (in such capacity, the "Purchasers' Agent"), including Galen (each a "Purchaser", collectively, the "Purchasers") in connection with and pursuant to a certain Debenture and Warrant Purchase Agreement dated March 10, 1998 (together with Schedules and Exhibits thereto, as the same may be amended, extended, modified, restated and supplemented, from time to time, the "Purchase Agreement") and HALSEY DRUG CO., INC., a New York corporation (the "Borrower"). Terms that are capitalized herein and not otherwise defined shall have the meaning ascribed to them in Consolidated Bridge Loan Agreement.

      WHEREAS, pursuant to the Purchase Agreement, the Borrower granted to the Purchasers' Agent, for the ratable benefit of the Purchasers, a security interest (the "Purchase Agreement Security Interest") in and to any and all of the property of the Borrower (the "Property") in accordance with the terms of the General Security Agreement dated March 10, 1998 by and between the Borrower and the Purchasers' Agent;

      WHEREAS, the Borrower and certain Lenders funded the Original Bridge Loan in accordance with the terms of the Original Bridge Loan Agreement, pursuant to which the Borrower granted to the Galen Entities and to Galen, as agent to the Weisbrots (in such capacity, the "Weisbrot Agent"), for the ratable benefit of the Galen Entities and the Weisbrot Agent, a security interest in and to the Property (the "Original Bridge Loan Security Interest") in accordance with the terms of a certain General Security Agreement dated as of August 12, 1998 (together with all Schedules and Exhibits thereto, as amended through the date hereof, the "Original Bridge Loan Security Agreement"), and, the Purchasers' Agent subordinated the Purchase Agreement Security Interest to the Original Bridge Loan Security Interest in accordance with the terms of a certain Subordination Agreement dated as of August 12, 1998 (as amended through the date hereof, the "Original Subordination Agreement")
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      WHEREAS, the Borrower has requested that some or all of the Lenders consider making an additional bridge loan to Borrower on the terms and conditions contained in the Consolidated Bridge Loan Agreement, the proceeds of which will be used by the Borrower to finance its working capital needs;

      WHEREAS, each Lender, the Borrower and the Agent have agreed to enter into the Consolidated Bridge Loan Agreement pursuant to which each Lender, the Borrower and the Agent has agreed (i) to amend and restate the Original Bridge Loan Agreement; (ii) to fund its Additional Bridge Loan Commitment and (iii) to consolidate its Additional Bridge Loan into the Original Bridge Loan pursuant to the terms and conditions of the Consolidated Bridge Loan Agreement.

      WHEREAS, as a condition precedent to entering into the Consolidated Bridge Loan Agreement, the Lenders require that, among other things, (x) the Borrower enter into a certain Amended and Restated Security Agreement dated the date hereof and executed simultaneously herewith in order to grant the Lenders' Agent, for the ratable benefit of the Lenders, a security interest in and to the Collateral (the "Amended and Restated Security Interest") in order to secure the payment and performance of the Obligations arising under the Consolidated Bridge Loan Agreement, and, (y) the Purchasers' Agent enter into this Subordination Agreement dated the date hereof and executed simultaneously herewith in order to
(1) subordinate the Purchase Agreement Security Interest to the Amended and Restated Security Interest in accordance with the terms set forth below and (2) subordinate the Subordinated Debt (as defined below) to the Senior Debt (as defined below) in accordance with the terms set forth below.

      NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, the Lenders' Agent on behalf of each Lender, the Purchasers' Agent on behalf of each Purchaser, and Borrower agree as follows:

      1. Definitions. The following terms in this Agreement shall have the following meanings:

      "Senior Debt" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now or existing or hereafter arising, of Borrower owed to the Lenders under the Senior Loan Documents, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower whether or not allowed as a claim in such proceeding), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Consolidated Bridge Loan Agreement; and
(b) any modifications, amendments, refunds, refinancings, renewals or extensions of any indebtedness or obligation described in clause (a) above.

      "Senior Loan Documents" means the Consolidated Bridge Loan Agreement, the Bridge Loan Documents and the Collateral Documents, as defined in Section 1.1 of the Consolidated Bridge Loan Agreement, and, any other agreements, including any amendments, restatements, supplements or modifications thereto, relating to the Senior Debt.
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      "Subordinated Debt" means all present or future indebtedness loans, advances, debit balances, liabilities, covenants, duties or obligations of Borrower to the Purchasers under the Purchase Agreement, howsoever evidenced, whether evidenced by the 1998 Debentures or otherwise, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, and whether created directly or acquired indirectly by assignment, pledge, purchase or otherwise, together with all interest, fees, charges, expenses and attorneys' fees for which Borrower is now or hereafter becomes liable to pay to the Purchasers or Purchasers' Agent under any agreement or by law.

      2. Subordination of Amended and Restated Security Interest and Subordination of Subordinated Debt to Senior Debt. The Purchasers' Agent hereby:
(i) subordinates the Purchase Agreement Security Interest to the Amended and Restated Security Interest to the extent and in the manner hereinafter set forth and (ii) subordinates all Subordinated Debt such that all Subordinated Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of all Senior Debt. Except as and to the extent provided hereinafter, the Purchasers or Purchasers' Agent, will not ask, demand, sue for, take or receive from Borrower, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Subordinated Debt, or any transfer of any property in payment of or as security therefor, unless and until all of the Senior Debt has been fully and indefeasibly paid in full and until any obligations owed by the Borrower to the Lenders under the Senior Loan Agreements have been terminated.

      3. Distributions in Liquidation and Bankruptcy. Notwithstanding anything to the contrary in this Agreement or in the 1998 Debentures in the event of any distribution, division or application partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof (including any assets now or hereafter securing any Subordinated Debt) to creditors of Borrower or upon any indebtedness of Borrower, as a result of the liquidation, dissolution or other winding up, partial or complete, of Borrower, or as a result of any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshalling of assets, or as a result of any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, or as a result of the sale of all or substantially all of the assets of Borrower, then and in any such event:

            (a) Lenders' Agent shall be entitled to receive payment in full of all Senior Debt before Purchasers' Agent shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinated Debt;

            (b) Any payment or distribution of any kind or character, whether in cash, securities or other property, which but for these provisions would be payable or deliverable upon or with respect to the Subordinated Debt shall instead be paid or delivered directly to Lenders' Agent for the benefit of the holders of the Senior Debt for application on the Senior Debt, whether then due or not due, until the Senior Debt shall have first been fully and indefeasibly paid in full;
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            (c) The Purchasers and Purchasers' Agent shall duly and promptly take such action as may reasonably be requested by Lenders' Agent to assist in the collection of the Subordinated Debt for the account of any holder of the Senior Debt, including the filing of appropriate proofs of claim with respect to the Subordinated Debt and the voting of such claims;

            (d) In the event that the Purchasers or Purchasers' Agent shall not have filed a claim in any bankruptcy, insolvency or similar proceeding with respect to Borrower at least sixty (60) days prior to the expiration of the time to file such claims, then Lenders' Agent, on behalf of the Purchasers, shall be authorized to file a claim with respect to the Subordinated Debt; and

            (e) Should any direct or indirect payment be made to the Purchasers or Purchasers' Agent upon or with respect to the Subordinated Debt prior to the payment in full of the Senior Debt in accordance with these provisions, Purchasers' Agent will forthwith deliver the same to Lenders' Agent in precisely the form received (except for the endorsement or assignment by the Purchasers or Purchasers' Agent, where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Purchasers and Purchasers' Agent as property of the holders of the Senior Debt. In the event of the failure of the Purchasers or Purchasers' Agent to make any such endorsement or assignment, Lenders' Agent, or any of its officers or employees, are hereby irrevocably authorized to make the same.

      4. No Payments on Subordinated Debt. Until such time as the Senior Debt is indefeasibly paid in full, Borrower may not make and neither the Purchasers, nor the Purchasers' Agent, may accept, any payments on the Subordinated Debt, including without limitation any payments of interest on or principal of the Subordinated Debt; provided, however, that except as otherwise provided in paragraph 3 above, unless and until an Event of Default has occurred and is continuing under the Consolidated Bridge Loan Agreement, the Borrower may make and the Purchasers' Agent may accept scheduled payments of interest on the principal outstanding under the 1998 Debentures, strictly in accordance with the terms of the 1998 Debentures as in effect on the date of execution thereof. Without limiting the generality of the foregoing, Borrower shall not pay and neither the Purchasers nor Purchasers' Agent shall not accept any prepayments of the Subordinated Debt, whether voluntary or mandatory, or any payment of any accelerated amounts due under the Subordinated Debt.

      5. Turnover of Payments. If, notwithstanding the prohibition on payments contained in paragraph 4 hereof, the Purchasers or Purchasers' Agent shall receive any payment or distribution of any kind (whether from any collateral securing the Subordinated Debt or otherwise), with the exception of the scheduled payments of interest that are made in accordance the terms of paragraph 4 above, such payment or distribution shall be received in trust for, and shall be delivered to Lenders' Agent promptly in precisely the form received (except for the endorsement or assignment by the Purchasers or Purchasers' Agent, where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Purchasers, or Purchasers' Agent, as property of the holders of Senior Debt.

      6. No Acceleration or Exercise of Remedies. So long as any Senior Debt remains unpaid, Purchasers' Agent will not (a) accelerate, or cause to be accelerated, the Subordinated Debt
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or otherwise cause the Subordinated Debt to become due prior to its original stated maturity; or (b) accept any payment, prepayment or defeasance of any portion of the Subordinated Debt, as provided herein; or (c) modify or alter in any way the terms of the Subordinated Debt if the effect of such is to accelerate the payments due thereon; or (d) exercise any remedies with respect to the Subordinated Debt or any collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Senior Debt shall have been indefeasibly paid in full, or the Lenders shall have otherwise consented in writing.

      7. Bankruptcy. Until the Senior Debt shall have been indefeasibly paid in full, the Purchasers, or Purchasers' Agent, will not without the prior written consent of each of the Lenders commence, or join with any other person in commencing, any proceeding against any person with respect to the Subordinated Debt under any bankruptcy reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

      8. Continuing Subordination. The subordination effected by these provisions is a continuing subordination and may not be modified or terminated by the Purchasers, or Purchasers' Agent, or any other holder of any Subordinated Debt until all of the Senior Debt shall have been indefeasibly paid in full. At any time and from time to time, without consent of or notice to the Purchasers, or Purchasers' Agent, or any other holder of Subordinated Debt, and without impairing or affecting the obligations of any of them hereunder:

            (a) The time for Borrower's performance of, or compliance with, any of its agreements contained in the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

            (b) The Lenders, or Lenders' Agent, may exercise or refrain from exercising any rights under the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt;

            (c) The Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, without limitation, increases in the principal amount or increases in the interest charges or fees), or changing in any manner the rights of the Lenders, Borrower, or any guarantor of the Senior Debt;

            (d) Payment of the Senior Debt or any portion thereof may be extended, refunded or refinanced or any notes evidencing such Senior Debt may be renewed in whole or in part;

            (e) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of Lender may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement with Borrower or any guarantor and any other agreement of subordination (and the debt covered thereby) may be
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surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

            (f) Any person liable in any manner for payment of the Senior Debt may be released by holders of Senior Debt; and

            (g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been extended, renewed, modified, refunded or refinanced.

      9. Waivers. Purchasers' Agent hereby waives, and agrees not to assert: (a) any right, now or hereafter existing, to require the Lenders or Lenders' Agent to proceed against or exhaust any collateral at any time securing the Senior Debt, or to marshal any assets in favor of the Purchasers, or Purchasers' Agent, or any other holder of Subordinated Debt; and (b) any notice of the incurrence of Senior Debt, it being understood that Lender may, in reliance upon these subordination provisions, make advances under the Loan Documents, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of Creditor.

      10. Lien Subordination and Standby. Any lien, security interest, encumbrance, charge or claim of the Purchasers, or Purchasers' Agent, on any assets or property of Borrower or any proceeds or revenues therefrom which Purchasers' Agent, may have at any time as security for any Subordinated Debt shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted to the Lenders' Agent by Borrower or by law, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance or claim or charge or the provision of any applicable law. Until each of the Lenders have received indefeasible payment in full of the Senior Debt, the Purchasers, and Purchasers' Agent, agree that the Purchasers, or Purchasers' Agent, will not assert or seek to enforce against Borrower any interest of any of the Purchaser in any and all collateral for the Subordinated Debt and that Lenders' Agent may dispose of any or all of the collateral for the Senior Debt free of any and all liens, including but not limited to liens created in favor of Purchasers' Agent through judicial or nonjudicial proceedings, in accordance with applicable law including taking title, after notice to Purchasers' Agent. The Purchasers agree that any such sale or other disposition by Lenders' Agent of so much of the collateral for the Senior Debt as is necessary to satisfy in full, all of the principal of, interest on and reasonable costs of collection of the Senior Debt shall be made free and clear of any security interest granted to holder provided the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon Lenders' Agent's request, the Purchasers, and Purchasers' Agent, shall execute and deliver any releases or other documents and agreements that Lenders' Agent in its reasonable discretion deems necessary to dispose of the collateral for the Senior Debt free of the Purchasers interest in same. The Purchasers retain all of its rights as junior secured creditors with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt.

      11. Subrogation. Until the Senior Debt shall have been indefeasibly paid in full, the Purchasers, and Purchasers' Agent, hereby waive all rights of subrogation with respect to the rights
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of the Lenders to receive payments or distributions and with respect to any rights to any collateral for the Senior Debt. Upon payment in full of the Senior Debt, Creditor shall be subrogated, to the extent permitted by law, to all rights of the holders of Senior Debt.

      12. Subordination Not Impaired by Borrower. No right of any holder of Senior Debt to enforce the subordination of the Subordinated Debt shall be impaired by any act or failure to act by Borrower or by its failure to comply with these provisions.

      13. No Third Party Beneficiaries. This Agreement is not intended to give or confer any rights to any person other than the holders of the Senior Debt. No other party, including Borrower, is intended to be a third party beneficiary of this Agreement.

      14. Legend on Note or Other Instrument. If any portion of the Subordinated Debt is evidenced by a promissory note, debenture, stock certificate or other instrument, the Purchasers' Agent and Borrower agree to promptly add a conspicuous legend or other reference to such instrument stating that the rights of any holder and Borrower thereof are subject to this Agreement.

      15. Representations and Warranties. Each of the Purchasers hereby represent and warrant that: (a) the execution and delivery of this Agreement and the performance by the Purchasers and Purchasers' Agent of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument or other agreement to which the Purchasers or Purchasers' Agent is a party or by which it or its property may be bound or affected; (b) the Purchasers, and Purchasers' Agent, has full power, authority and legal right to make and perform this Agreement; (c) neither the Purchasers, or Purchasers' Agent, have assigned or transferred any indebtedness owing by Borrower or any of the collateral for the Subordinated Debt and Creditor will not assign or transfer same without at least ten (10) days prior written notice to each of the Lenders and Lenders' Agent; and (d) this Agreement is the legal, valid and binding obligation of each of the Purchasers and Purchasers' Agent, enforceable against the Purchasers and Purchasers' Agent in accordance with its terms.

      16. No Waiver. No failure on the part of the Lenders or Lenders' Agent to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of the Lenders' Agent, the Purchasers' Agent, and the Borrower, and no consent or waiver hereunder shall be valid unless in writing and signed by the Lenders' Agent.

      17. Successor and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

      18. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of laws.
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      19. Provisions Applicable to Borrower. Borrower has signed this Agreement to indicate its acknowledgment thereof and its agreement to be bound by the provisions applicable to it.

      20. Original Subordination Agreement. This Agreement supercedes and replaces, in its entirety, the Original Subordination Agreement, and, upon the effectiveness of this Agreement, the Original Subordination Agreement is of no further force and effect.
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      IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

            Borrower:               Halsey Drug Co., Inc.


                                    By: /S/
                                        ----------------------------------------
                                    Name:  Michael Reicher
                                    Title: President

            Purchasers:             GALEN PARTNERS III, L.P., as Agent on behalf
                                    of the Purchasers
                                    By: Claudius, L.L.C., General Partner


                                    By: /S/
                                        ----------------------------------------
                                    Name:  Bruce F. Wesson
                                    Title: Managing Member

            Lenders:                GALEN PARTNERS III, L.P., as Agent on behalf
                                    of the Lenders
                                    By: Claudius, L.L.C., General Partner


                                    By: /S/
                                        ----------------------------------------
                                    Name:  Bruce F. Wesson
                                    Title: Managing Member
Notice Addresses:

Borrower:
Halsey Drug Co., Inc.
Attn: Michael Reicher, President
695 N. Perryville Road
Rockford, Illinois 61107
Fax No. (815) 399-9710

Purchasers' Agent and Lenders' Agent:
Galen Partners III, L.P.
Rockefeller Center
610 Fifth Avenue, 5th Floor
New York, New York 10020
(212) 218-4999